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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               October 23, 1998


                            FORT BEND HOLDING CORP.
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            (Exact name of Registrant as specified in its Charter)


       DELAWARE                     0-21328                      76-0391720
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   (State or other           (Commission File No.)             (IRS Employer
   jurisdiction of                                            Identification
   incorporation)                                                 Number)


    3400 AVENUE H, ROSENBERG, TEXAS                              77471-3808
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(Address of principal executive offices)                         (Zip Code)


      Registrant's telephone number, including area code: (281) 342-5571
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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

        On October 23, 1998, the Registrant issued a earnings release attached as Exhibit 99 announcing the second quarter Fiscal 1999 earnings.

        The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibit to this Report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits

        The Exhibit referred to in Item 5 of this Report and listed on the accompanying Exhibit Index is filed as part of this Report and is incorporated herein by reference.

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EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------

  99            Second Quarter Fiscal 1999 Earnings Release, dated
                October 23, 1998
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FORT BEND HOLDING CORP.


Date: October 30, 1998                        By:  /s/ LANE WARD
                                                   ---------------------------
                                                   Lane Ward
                                                   Vice Chairman, President and
                                                     Chief Executive Officer